PENSION PLANS. (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Components of net periodic benefit costs are as follows:
Loss (gain) recognized in other comprehensive income (expense)	$ 225	$ (386)	$ 3,660
Postretirement Plan [Member]
Amounts recognized in the plan for the year:
Company contributions	137	157	163
Participant contributions	14	22	22
Benefits paid	(152)	(179)	(184)
Components of net periodic benefit costs are as follows:
Service cost	84	84	48
Interest cost	182	198	139
Amortization of prior service costs	131	134
Net periodic benefit cost	397	416	187
Loss (gain) recognized in other comprehensive income (expense)	$ (118)	$ (65)	$ 1,728
Discount rate used in computation of benefit obligations	3.35%	3.80%	3.95%